UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  September 22, 2015

BREATHE ECIG CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-178624	37-1640902
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

322 Nancy Lynn Lane, Suite 7, Knoxville, TN 37919

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(865) 337-7549

(REGISTRANT’S TELEPHONE NUMBER)

__________________________________________________________________________________________ (FORMER NAME, IF CHANGES SINC LAST REPORT

Check the appropriate box below if the FORM  8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

ð	Written communications pursuant to Rule 425 under the Securities Act
ð	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
ð	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
ð	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act

Item 1.01	Entry into Material Definitive Agreement

On September 30, 2015, Breathe Ecig Corp., a Nevada corporation (the “Company”), issued an unsecured Promissory Note to Giovanni Comito (“Comito”) in consideration for gross proceeds to the Company of $400,000 (the “Comito Note”).  The Comito Note accrues interest at 4.5% per annum unless there is an Event of Default (as defined in the Comito Note) in which case the interest rate increases to 9.0% per annum.  The entire principal amount and all accrued but unpaid interest under the Comito Note will be due and payable by the Company no later than March 31, 2016.  The Comito Note contains standard terms of an Event of Default.

On September 22, 2015, Comito purchased 10,400,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”), from Joshua Kimmel (“Kimmel”), the Company’s Chief Executive Officer, Chief Financial Officer and member of the Board of Directors, for an aggregate purchase price of $75,000 (the “Comito Purchase”).  All such shares were “restricted securities” at the time of the purchase by Comito and will continue to be “restricted securities” as such term is defined under Rule 144 of the Securities Act of 1933, as amended.

Also on September 22, 2015, the Company issued an unsecured Promissory Note to Kimmel in consideration for gross proceeds to the Company of $75,000 (the “Kimmel Note”) which constitutes all proceeds received by Kimmel as part of the Comito Purchase.  The Kimmel Note accrues interest at 4.5% per annum unless there is an Event of Default (as defined in the Kimmel Note) in which case the interest rate increases to 9.0% per annum.  The entire principal amount and all accrued but unpaid interest under the Kimmel Note will be due and payable by the Company no later than September 22, 2016.  The Kimmel Note contains standard terms of an Event of Default.

This Current Report on Form 8-K (this “Report”) is neither an offer to sell nor the solicitation of an offer to buy any securities.

The foregoing descriptions of the Comito Note and Kimmel Note are qualified in their entirety by reference to the provisions of the form of the Comito Note and Kimmel Note are filed as Exhibits 10.1 and 10.2 to this Report, respectively, which are incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
       Arrangement of a Registrant

The disclosure set forth under Item 1.01 of this Report is incorporated by reference into this Item.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

10.1	$400,000 Promissory Note issued by the Company to Giovanni Comito on September 30, 2015.

10.2	$75,000 Promissory Note issued by the Company to Joshua Kimmel on September 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2015

BREATHE ECIG CORP. /s/ Joshua Kimmel By: President & Chief Executive Officer